UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2010
Date of earliest event reported

OCZ TECHNOLOGY GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-53633	04-3651093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6373 San Ignacio Avenue, San Jose, California 95119
(Address of Principal Executive Offices)

(408) 733-8400
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Current Report on Form 8-K filed by OCZ Technology Group, Inc. (the “Company”) with the Securities and Exchange Commission, Mr. Sunit Saxena had resigned as a member of the Company’s Board of Directors (the “Board”) and as chairman of its Audit Committee effective as of May 6, 2010.  The Company notified The Nasdaq Stock Market (“Nasdaq”) of Mr. Saxena’s resignation on the same date that the Company received the resignation notice.

As expected, on May 11, 2010, the Company received a letter from Nasdaq, indicating that, as a result of Mr. Saxena’s resignation, the Company no longer complies with Nasdaq Listing Rule 5605, which requires that the Board be comprised of a majority of independent directors and that the Audit Committee be comprised of at least three independent directors.  The Company currently has four directors, of whom two qualify as independent directors.  The Company intends to comply with Nasdaq’s Board and audit committee requirements as set forth in Rule 5605 within the cure period provided by Nasdaq.

Pursuant to Rules 5605(b)(1) and 5605(c)(4)(A), the Company has been provided with a cure period in order to regain compliance as follows:

•	Until the earlier of the Company’s next annual stockholders’ meeting or May 6, 2011; or

•	If the next annual stockholders’ meeting is held before November 2, 2010, then the Company must evidence compliance no later than November 2, 2010.

The Company must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the Rule no later than this date.  The Company intends to comply with Nasdaq’s Board and audit committee requirements as set forth in the Rule within the cure period provided by Nasdaq and will evidence such compliance to Nasdaq no later than this date.

Statements herein relating to future performance, conditions or strategies and other business matters, including expectations regarding the timing of curing the non-compliance with Nasdaq Listing Rule 5605 are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the Company’s ability to attract qualified individuals to serve on its Board, the cash and equity compensation such individuals might require to serve on the Board, and the timing of such elections.  Further information on the factors and risks that could affect the Company’s business, financial conditions and results of operations, is contained in the Company’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.  These forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Nasdaq notification letter, dated May 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 14, 2010

OCZ TECHNOLOGY GROUP, INC.

By	/s/ Kerry T. Smith
Kerry T. Smith Chief Financial Officer